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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  JANUARY 31, 2003
                                                          ----------------



                            WORLD DIAGNOSTICS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  -------------------------------------------
                 (State or other jurisdiction of incorporation)


          0-27627                                           65-0742342
          -------                                           ----------
     (Commission  File  Number)                         (I.R.S. Employer
                                                        Identification  No.)


1101  KING  STREET,  SUITE  370  ALEXANDRIA,  VA                22314
------------------------------------------------                -----
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (703) 894-0710
                                                           --------------


                                      N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM  5.          OTHER  EVENTS.

World Diagnostic, Inc. (the "Company" or "WDI") is announcing the filing of a Form 15 with the Securities and Exchange Commission (the "SEC"). The Form 15 will be filed with the SEC in order to terminate registration of the Company's common stock under the Securities and Exchange Act of 1934 (the "1934 Act").

Upon the filing of the Form 15, the obligations of the Company to file with the SEC certain reports and forms, including 10-K, 10-Q and 8-K will cease. Upon the effectiveness of the Form 15, which is anticipated to be within 90 days of filing, the obligations of the Company to file proxy statements with the SEC will cease. In addition, the common stock of the Company will no longer be eligible for quotation on the OTC Bulletin Board and may be quoted on the Pink Sheets. The Company's press release with respect to this action is attached hereto as Exhibit 99.1.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.


                 (c)     Exhibits


                 Exhibit
                   No.      Description
                  ---       -----------

                  99.1 Press Release of World Diagnostic, Inc. dated January 31, 2003


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  WORLD  DIAGNOSTICS,  INC.


                                                  /s/  Ken  Peters
                                                 ------------------------------
                                                    Ken  Peters,  President

Date:     February  3,  2003


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